UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Cars.com Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your **Vote** Counts!

CARS.COM INC.

2022 Annual Meeting
Vote by June 7, 2022
11:59 PM ET



CARS

CARS.COM INC.
300 S. RIVERSIDE PLAZA, SUITE 1000
CHICAGO, ILLINOIS 60606

D67674-P67939

You invested in CARS.COM INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 8, 2022.**

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 25, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

June 8, 2022
9:00 AM CDT

Virtually at:
www.virtualshareholdermeeting.com/CARS2022

*Please check the meeting materials for any special requirements for meeting attendance.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of Directors **Nominees:** 01) Jerri DeVard 02) Scott Forbes 03) Jill Greenthal 04) Thomas Hale 05) Michael Kelly 06) Donald A. McGovern, Jr. 07) Greg Revelle 08) Jenell R. Ross 09) Bala Subramanian 10) T. Alex Vetter 11) Bryan Wiener	For
2. Ratify the appointment of Ernst & Young LLP, an independent registered public accounting firm, as our independent certified public accountants for fiscal year 2022.	For
3. Non-binding advisory resolution approving the compensation of the Named Executive Officers.	For

NOTE: In their discretion, the proxy holders are authorized to vote upon such other business, if any, as may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

D67675-P67939